EXHIBIT 99.2

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
United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31
I. Available Funds
------------------
Total Principal Payments Received
Full Prepayments Received                                                      550,130.75
Scheduled Principal Payments Received and Partial Prepayments                  686,555.99
                                                                        ------------------
Total Principal Payments Received                                                                 1,236,686.74
Interest Payments Received                                                     226,110.22
Supplemental Servicing Fees Collected                                            2,829.86
                                                                        ------------------
                                                                                                    228,940.08
                                                                                             ------------------
Total  Payments Attributed to Receivables                                                         1,465,626.82
Policy Claim Amount                                                                                     -
Pre-Funding Earnings                                                            13,780.13
Monthly Capitalized Interest Amount                                                 13.02
Income From Collection Account Eligible Investments                              1,391.88
Recoveries On Previously Liquidated Receivables                                  6,644.43
Liquidation Proceeds                                                                    -
Recoveries From Insurance / Warranties                                                  -
Purchase Amount of Purchased Receivables                                                -
Total Other Cash Sources                                                                             21,829.46
                                                                                             ------------------
Total Available Funds before Spread Account                                                       1,487,456.28     1,487,456.28
Beginning Spread Account Balance                                               673,133.58
Spread Account Income                                                              630.89
Spread Account Deposit                                                          90,948.06
Spread Account Deposit Prefunding #2                                                    -
Total Available Spread Account Funds                                                                764,712.53
                                                                                             ------------------
           Total Available Funds                                                                  2,252,168.81
                                                                                             ==================
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
United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31
II. Distributions
-----------------
                                                                                            Deficiency Amount
                                                                             Amount Paid    Paid from Spread   Current   Outstanding
                                                                           From Collections      Account      Shortfall   Shortfall
A.  Priority of Distributions *
1a.  Basic Servicing Fee                   1.00%                                26,005.41                -            -            -
  b. Lock Box Fee                                                                       -                -            -            -
  c. Supplemental Servicing Fee                                                  2,829.86                -            -            -
2a. Backup Servicer Fee                    N/A                                   1,560.32                -            -            -
  b. Trust Collateral Agent Fee                                                  1,040.22                -            -            -
  c. Owner Trustee Fee                     $4,000.00   (paid by invoice)           333.33                -            -            -
  d. Custodial Fee                                                                      -                -            -            -
3.  Class A Interest Payment Amount                                            124,538.67                -            -            -
     Class A-1                                                                  11,413.67                -            -            -
     Class A-2                                                                  73,125.00                -            -            -
     Class A-3                                                                  40,000.00                -            -            -
4.  Class A Principal Payment Amount       88%         Class A Note Factor   1,224,046.24                -            -            -
     Class A-1                                                               1,224,046.24                -            -            -
     Class A-2                                                                          -                -            -            -
     Class A-3                             0.45%                                        -                -            -            -
5.  Note Insurer Payment                                                        16,154.17                -            -            -
6.  Required Deposit to Spread Account                                          90,948.06                -    342,006.89           -
7.  Class B Interest Payment Amount                                                     -                       5,625.00   14,956.39
8.  Class B Principal Payment Amount                                                    -                      24,980.54  120,861.52
9.  Excess Funds to Certificate Holders                                                 -
                                                                           ---------------
           Total Disbursements                                              $1,487,456.28   $ 1,487,456.28
                                                                           ===============  ===============
* Previously Unpaid Amounts are included for all distributions

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
United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

III. Note Balances
------------------
Available Funds Related to Principal                                               1,236,686.74
Charged Off Receivables                                                               12,340.04
Cram Down Losses                                                                             -
                                                                              ------------------
Total Principal Distributable Amount                                                                    1,249,026.78
                                                                                                   ==================

Class A-1 Original Balance                                                        10,000,000.00
Class A-1 Beginning Balance                                                        5,301,832.16
Class A-1 Principal Reduction                                                     (1,224,046.24)
                                                                              ------------------
Class A-1 Ending Balance                                                                                4,077,785.92
                                                                                                   ==================

Class A-2 Original Balance                                                        27,000,000.00
Class A-2 Beginning Balance                                                       27,000,000.00
Class A-2 Principal Reduction                                                                -
                                                                              ------------------
Class A-2 Ending Balance                                                                               27,000,000.00
                                                                                                   ==================

Class A-3 Original Balance                                                        12,000,000.00
Class A-3 Beginning Balance                                                       12,000,000.00
Class A-3 Principal Reduction                                                                -
                                                                              ------------------
Class A Ending Balance                                                                                 12,000,000.00
                                                                                                   ==================

Class B Original Balance                                                             500,000.00
Class B Beginning Balance                                                            500,000.00
Class B Principal Reduction                                                                   -
                                                                              ------------------
Class B Ending Balance                                                                                  $ 500,000.00
                                                                                                   ==================

IV. Spread Account
------------------
Beginning Balance                                                                    673,133.58
Income From Eligible Investments                                                         630.89
Deposits                                                                              90,948.06

Spread Account Required Amount                                                     1,198,298.38
Spread Account (Shortfall)/Excess                                                   (433,585.84)
Release of Excess To The Certificate Holder                                                   -
                                                                              ------------------
Ending Balance                                                     0.025527                             $ 764,712.53
                                                                                                   ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                                           -
Interest Earned                                                                                         13.02
Monthly Capitalized Interest Amount Transferred                                                         13.02
Overfunded Capitalized Interest                                                                             -
Required Balance                                                                                            -
                                                                                            ------------------
Excess                                                                                                                        $ -
                                                                                                                 =================


VI. Pre-Funded Amount
---------------------

Beginning Balance                                                                               13,999,465.02
Plus: Pre-Funding Earnings                                                                          13,780.13
Less: Pre-Funding Distributions                                                                    (13,780.13)
                                                                                            ------------------
Ending Balance                                                                                                    $ 13,999,465.02
                                                                                                                 =================


VII. Receivables Performance
----------------------------

A.  General Information                                                     Units                Dollars
-----------------------                                                ----------------     ------------------

Beginning Balance                                                                2,948          31,206,486.16

Scheduled Principal Payments Received and Partial Prepayments                                    (686,555.99)
Full Prepayments Received                                                                        (550,130.75)
Purchased  Receivables                                                                                      -
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                  -                      -
Principal Balance of Other Liquidated Receivables                                                           -
Cram Down Losses and Charge Offs                                                                  (12,340.04)
New Loans                                                                                                   -
                                                                       ----------------     ------------------
Ending Balance                                                                   2,888          29,957,459.38
                                                                       ================     ==================

Initial Pool Balance                                                             3,204          36,000,534.98
                                                                                            ==================
Prefunding #1                                                                        -                      -
Prefunding #2                                                                        -                      -     $ 36,000,534.98

Weighted Average Original Maturity                                                                      54.06
Weighted Average Remaining Term                                                                         43.82
Weighted Average Coupon                                                                                9.074%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

B.  Delinquency
---------------
                                                         No. Of                Principal             % of Rec.
                                                       Receivables              Balance               Balance
                                                   --------------------     ----------------     ------------------
31 - 60 Days Delinquent                                             14              131,717                   0.44
61 - 90 Days Delinquent                                              2               24,495                   0.08
                                                   --------------------     ----------------     ------------------
  Total                                                             16         $ 156,212.00                   0.52
                                                   ====================     ================     ==================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
Principal Balance of Defaults (Current Month)                                                            44,648.06

Cumulative Defaults                                                                                      60,694.31
                                                                                                 ==================

D. Net Loss Information
-----------------------
                                                                                                     Principal/
Current Period Net Loss                                                                              (Proceeds)
                                                                                                 ------------------
Cram Down Losses                                                                                          5,925.03
Charge-Offs                                                                                               6,415.01
Liquidation Proceeds                                                                                             -
Deficiency Recoveries On Previously Liquidated
  Receivables                                                                                                    -
Recoveries From Insurance / Warranties                                                                   (4,654.21)
Other Recoveries                                                                                         (1,990.22)
                                                                                                 ------------------
   Total                                                                                                  5,695.61
                                                                                                 ==================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                       9,681.47
Current Months  Net Loss                                                                                  5,695.61
Cumulative Net Loss                                                                                      15,377.08
                                                                                                 ==================
Cumulative Net Loss Ratio                                                                                     0.05
                                                                                                 ==================


E. Repossession Information
---------------------------
                                                                               Number of             Principal
                                                                             Repossessions            Balance

Current Month Repossessions                                                               -                      -
Total Ending Repossession Inventory                                                       -                      -
                                                                                                 ==================


F. Deferments
-------------
                                                                               Number of             Principal          % of Rec.
                                                                              Deferments              Balance            Balance

# of Current Period Deferments                                                            1               9,932.32             0.03
                                                                                                 ==================   ==============

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

VIII. Triggers
--------------

A. Calculations                                                                            Second                 Third
---------------                                                    Preceding              Preceding             Preceding
                                                                  Collection             Collection             Collection
Delinquency Ratio                                                   Period                 Period                 Period
-----------------                                              -------------------     ----------------     ------------------

Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due               $ 156,212.00         $ 219,841.42            $ 84,548.02
Divided By: Ending Aggregate Principal Balance                    $ 29,957,459.38      $ 31,206,486.16        $ 32,773,298.55

                                                               -------------------     ----------------     ------------------
Delinquency Ratio                                                           0.52%                0.70%                  0.26%
                                                               ===================     ================     ==================

                                                                                                            ------------------
Average For The Three Preceding Collection Periods                                                                      0.49%
                                                                                                            ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

                                                                                           Second                 Third
                                                                   Preceding              Preceding             Preceding
                                                                  Collection             Collection             Collection
Default Ratio                                                       Period                 Period                 Period
-------------
                                                               -------------------     ----------------     ------------------

Principal Balance of all Defaulted Receivables                        $ 44,648.06          $ 16,046.25                      -
Divided By: Beginning Aggregate Principal Balance minus
 defaulted receivables                                            $ 31,200,121.38      $ 32,773,298.55          36,000,534.98
                                                               -------------------     ----------------     ------------------
Default Ratio                                                               0.14%                0.05%                      -
                                                               ===================     ================     ==================

Average For The Three Preceding Collection Periods                                                                      0.73%
                                                                                                            ==================


                                                                  During The               Second                 Third
                                                                   Preceding              Preceding             Preceding
                                                                  Collection             Accounting             Accounting
Net Loss Ratio                                                      Period                  Date                   Date
                                                               -------------------     ----------------     ------------------

Less: Liquidation Proceeds And Recoveries Received                      (6,644.43)                   -                      -
Plus: Cram Down Losses and Charge-Offs                                  12,340.04             9,681.47                      -
                                                               -------------------     ----------------     ------------------
Net Losses                                                             $ 5,695.61           $ 9,681.47                      -
                                                               ===================     ================     ==================

Divided By: Beginning Aggregate Principal Balance                 $ 31,206,486.16      $ 32,773,298.55          36,000,534.98
                                                               -------------------     ----------------     ------------------

Net Loss Ratio                                                              0.02%                0.03%                  0.00%
                                                               ===================     ================     ==================

Average For The Three Preceding Collection Periods                                                                      0.18%
                                                                                                            ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

B. Triggers In Effect

                                                                    Actual             Spread Account           Insurance
                                                                     Ratio                 Default               Default
                                                               -------------------     ----------------     ------------------

1.  Average Delinquency Ratio                                               0.49%                2.50%                  3.50%
                                                               ===================     ================     ==================

2.  Annualized Default Ratio                                                0.73%                2.50%                  2.75%
                                                               ===================     ================     ==================

3.  Annualized Net Loss Ratio                                               0.18%                1.75%                  2.25%
                                                               ===================     ================     ==================


4.  Lock Box Collections                                            Actual
           Month End                                                 Ratio                 Trigger                     In Compliance
                                                               -------------------     ----------------                -------------
                   1                                                       82.60%               80.00%                      Yes
                   2                                                       82.88%               80.00%                      Yes
                   3                                                       82.79%               80.00%                      Yes

5.  Reserve/Trigger Events                                            Occurrences         Deemed Cured
                                                               -------------------     ----------------
          Reserve Event                                                        No                  N/A
          Trigger Event                                                        No                  N/A
          Servicer Termination Event                                           No                  N/A
          Spread Account Event                                                 No                  N/A
          Insurance Event                                                      No                  N/A

6.  The Collection Period Above Corresponds To Month No.               3
                                                               ===================







             Executed by:
                          ------------------------
                          Vice President Operations

               Date:

                          ------------------------
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